SPARTAN(Registered trademark) MASSACHUSETTS MUNICIPAL MONEY MARKET
FUND

FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

SPARTAN(Registered trademark) MASSACHUSETTS MUNICIPAL INCOME FUND

FUNDS OF

FIDELITY MASSACHUSETTS MUNICIPAL TRUST

SPECIAL MEETING OF SHAREHOLDERS

JANUARY 19, 2000

9:00 A.M.

WELCOMING REMARKS

CHAIRMAN:

BEFORE COMMENCING WITH THE BUSINESS OF THE MEETING, I WOULD LIKE TO INTRODUCE MYSELF AND THE PEOPLE AT THE TABLE WITH ME. MY NAME IS RICH SILVER, I AM THE TREASURER OF THE FUNDS, AND I WILL BE ACTING AS CHAIRMAN OF THIS MEETING IN THE ABSENCE OF EDWARD C. JOHNSON 3d. WITH ME ARE MS. PHYLLIS DAVIS, AN INDEPENDENT TRUSTEE OF THE TRUST, MR. ERIC ROITER, GENERAL COUNSEL OF FMR AND MR. MARK CHAPLEAU, SENIOR LEGAL COUNSEL, WHO WILL BE ACTING AS SECRETARY. AFTER THE FORMAL BUSINESS OF THE MEETING IS CONCLUDED WE WILL ADJOURN AND THE FUNDS' GROUP LEADER AND RESPECTIVE PORTFOLIO MANAGERS WILL BE AVAILABLE TO ANSWER QUESTIONS CONCERNING EACH FUND'S OPERATIONS.

 MS. DAVIS AND MR. ROITER HAVE BEEN DESIGNATED AS PROXY AGENTS FOR ALL SHAREHOLDERS WHO HAVE PROPERLY RETURNED THEIR PROXY CARDS. THEY WILL BE MAKING AND SECONDING THE VARIOUS MOTIONS AS REPRESENTATIVES OF THOSE SHAREHOLDERS. THE TRUST HAS VOTING RIGHTS BASED ON THE PROPORTIONAL VALUE OF EACH SHAREHOLDER'S INVESTMENT. ACCORDINGLY, EACH SHAREHOLDER IS ENTITLED TO ONE VOTE FOR EACH DOLLAR OF NET ASSET VALUE HELD ON THE RECORD DATE FOR THE MEETING.

 THE SECRETARY HAS ADVISED ME THAT PROXIES REPRESENTING 53.794% OF THE OUTSTANDING VOTING SECURITIES OF THE TRUST AND AT LEAST 51.829% OF EACH FUND HAVE BEEN RECEIVED. THESE FIGURES REPRESENT A MAJORITY OF THE SHARES OUTSTANDING AND ENTITLED TO VOTE AT THIS MEETING AND THUS CONSTITUTE A QUORUM. ACCORDINGLY, THE MEETING IS HEREBY CALLED TO ORDER.

MEETING DOCUMENTS

CHAIRMAN:

THE SECRETARY HAS PRESENTED ME WITH THE FOLLOWING DOCUMENTS IN
CONNECTION WITH THIS MEETING:

 - NOTICE OF MEETING DATED NOVEMBER 22, 1999

 - PROXY STATEMENT DATED NOVEMBER 22, 1999

 - FORM OF PROXY

 - AFFIDAVIT ATTESTING TO THE MAILING OF THESE DOCUMENTS TO THOSE
   RECORD SHAREHOLDERS ENTITLED TO VOTE AT THIS MEETING.

 A LIST OF SHAREHOLDERS OF RECORD ENTITLED TO VOTE AT THIS MEETING IS AVAILABLE UPON REQUEST.

READING OF NOTICE

CHAIRMAN:

UNLESS THERE IS SOME OBJECTION, I BELIEVE WE CAN DISPENSE WITH A
READING OF THE NOTICE, which is printed on the first TWO PAGES of your proxy statement.

HEARING NO OBJECTION, WE CAN NOW TURN TO THE FIRST ITEM OF BUSINESS.

ITEM 1 - TO ELECT A BOARD OF TRUSTEES.

CHAIRMAN:

THE FIRST ITEM OF BUSINESS IS TO ELECT A BOARD OF TRUSTEES.

PROXY AGENT 1:

MR. CHAIRMAN, I NOMINATE THE TWELVE PERSONS WHOSE NAMES ARE CONTAINED IN THE PROXY STATEMENT DATED NOVEMBER 22, 1999 AS TRUSTEES.

PROXY AGENT 2:

I SECOND THE NOMINATION.

CHAIRMAN:

ARE THERE ANY OTHER NOMINATIONS OR QUESTIONS?

 IS THERE ANYONE PRESENT WHO HAS NOT YET VOTED OR WISHES TO CHANGE AN EARLIER VOTE? IF YOU WISH TO CHANGE A VOTE ON ANY ITEM, PLEASE INDICATE THAT YOU WISH TO DO SO WHEN THAT ITEM IS VOTED. ANY VOTE RECEIVED AT THE MEETING WILL BE ADDED TO THE FINAL VOTE TABULATION.

 THE MEETING WILL NOW VOTE ON THE PROPOSAL.

 THOSE IN FAVOR SAY "AYE."

PROXY AGENTS 1&2
AND SECRETARY:

AYE.

CHAIRMAN:

THOSE OPPOSED SAY "NO."

 WILL THE SECRETARY PLEASE REPORT ON THE RESULTS OF THE VOTING?

SECRETARY:

MR. CHAIRMAN, EACH OF THE TWELVE NOMINEES NAMED IN THE PROXY STATEMENT RECEIVED THE AFFIRMATIVE VOTE OF AT LEAST 97.42% OF THE VOTES OF THE TRUST CAST AT THE MEETING.

CHAIRMAN:

I DECLARE THAT THE SLATE OF NOMINEES CONTAINED IN THE PROXY STATEMENT HAS BEEN ELECTED.

ITEM 2 - TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS
INDEPENDENT ACCOUNTANT OF THE FUNDS.

CHAIRMAN:

THE SECOND ITEM OF BUSINESS IS TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANT OF THE FUNDS.

PROXY AGENT 1:

MR. CHAIRMAN, I MOVE THAT THE PROPOSAL TO RATIFY THE SELECTION OF
DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANT OF THE FUNDS BE
APPROVED.

PROXY AGENT 2:

I SECOND THE MOTION.

CHAIRMAN:

ARE THERE ANY QUESTIONS?

 THE MEETING WILL NOW VOTE ON THE PROPOSAL.

 THOSE IN FAVOR SAY "AYE."

PROXY AGENTS 1&2
AND SECRETARY:

AYE.

CHAIRMAN:

THOSE OPPOSED SAY "NO."

 WILL THE SECRETARY PLEASE REPORT ON THE RESULTS OF THE VOTING?

SECRETARY:

MR. CHAIRMAN, FOR EACH FUND DELOITTE & TOUCHE LLP RECEIVED THE
AFFIRMATIVE VOTE OF AT LEAST 95.35% OF THE VOTES CAST AT THE MEETING.

CHAIRMAN:

I DECLARE THAT THIS PROPOSAL HAS BEEN APPROVED.

ITEM 3 - TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.

CHAIRMAN:

THE THIRD ITEM OF BUSINESS IS TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST FOR FIDELITY MASSACHUSETTS MUNICIPAL TRUST. THE AMENDED AND RESTATED DECLARATION OF TRUST WILL ALLOW THE TRUSTEES MORE FLEXIBILITY AND BROADER AUTHORITY TO ACT - SUBJECT TO THE TRUSTEES' CONTINUING FIDUCIARY DUTY TO ALWAYS ACT IN THE SHAREHOLDERS' INTERESTS.

PROXY AGENT 1:

MR. CHAIRMAN, I MOVE THAT THE PROPOSAL TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST, AS SET FORTH IN THE PROXY STATEMENT, BE APPROVED.

PROXY AGENT 2:

I SECOND THE MOTION.

CHAIRMAN:

ARE THERE ANY QUESTIONS?

 THE MEETING WILL NOW VOTE ON THE PROPOSAL

 THOSE IN FAVOR SAY "AYE."

PROXY AGENTS 1&2
AND SECRETARY:

AYE.

CHAIRMAN:

THOSE OPPOSED SAY "NO."

 WILL THE SECRETARY PLEASE REPORT ON THE RESULTS OF THE VOTING?

SECRETARY:

MR. CHAIRMAN, THE FOLLOWING PERCENTAGE VOTES WERE RECORDED ON ITEM
THREE:

 FIDELITY MASSACHUSETTS MUNICIPAL TRUST
 FOR: 92.44%

 AGAINST: 03.66%

 ABSTAIN: 03.90%

CHAIRMAN:

I DECLARE THAT THIS PROPOSAL HAS BEEN APPROVED.

ITEM 4 - TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR EACH OF
FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND AND SPARTAN
MASSACHUSETTS MUNICIPAL INCOME FUND.

CHAIRMAN:

THE FOURTH ITEM OF BUSINESS IS TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR EACH OF FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND AND SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND THAT WOULD (i) MODIFY THE MANAGEMENT FEE THAT FMR RECEIVES FROM EACH FUND TO PROVIDE FOR LOWER FEES WHEN FMR'S ASSETS UNDER MANAGEMENT EXCEED CERTAIN LEVELS AND (ii) ALLOW FMR AND THE TRUST, FOR EACH OF FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND AND SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND, TO MODIFY THE MANAGEMENT CONTRACT SUBJECT TO THE REQUIREMENTS OF THE INVESTMENT COMPANY ACT OF 1940.

PROXY AGENT 1:

MR. CHAIRMAN, I MOVE THAT THE PROPOSAL TO APPROVE AN AMENDED
MANAGEMENT CONTRACT FOR EACH OF FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND AND SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND, AS SET FORTH IN THE PROXY STATEMENT, BE APPROVED.

PROXY AGENT 2:

I SECOND THE MOTION.

CHAIRMAN:

ARE THERE ANY QUESTIONS?

 THE MEETING WILL NOW VOTE ON THE PROPOSAL.

 THOSE IN FAVOR SAY "AYE."

PROXY AGENTS 1&2
AND SECRETARY:

AYE.

CHAIRMAN:

THOSE OPPOSED SAY "NO."

 WILL THE SECRETARY PLEASE REPORT ON THE RESULTS OF THE VOTING?
SECRETARY: THE FOLLOWING PERCENTAGE VOTES WERE RECORDED ON ITEM FOUR:

 FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
 FOR: 92.85%
 AGAINST: 03.02%
 ABSTAIN: 04.13%

 SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND
 FOR: 91.03%
 AGAINST: 03.59%
 ABSTAIN: 04.38%

CHAIRMAN:

I DECLARE THAT THIS PROPOSAL HAS BEEN APPROVED.

ITEM 5 - TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR SPARTAN
MASSACHUSETTS MUNICIPAL MONEY MARKET FUND.

CHAIRMAN:

THE FIFTH ITEM OF BUSINESS IS TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND THAT WOULD (i) MODIFY THE LIST OF ENUMERATED EXPENSES BORNE DIRECTLY BY SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND UNDER ITS PRESENT MANAGEMENT CONTRACT TO INCLUDE ANNUAL PREMIUMS PAYABLE ON OR AFTER JANUARY 1, 2004, IF ANY, FOR INSURANCE COVERAGE PROVIDED BY A MUTUAL INSURANCE COMPANY AND (ii) ALLOW FMR AND THE TRUST, FOR SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND, TO MODIFY THE MANAGEMENT CONTRACT SUBJECT TO THE REQUIREMENTS OF THE INVESTMENT COMPANY ACT OF 1940.

PROXY AGENT 1:

MR. CHAIRMAN, I MOVE THAT THE PROPOSAL TO APPROVE AN AMENDED
MANAGEMENT CONTRACT FOR SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND, AS SET FORTH IN THE PROXY STATEMENT, BE APPROVED.

PROXY AGENT 2:

I SECOND THE MOTION.

CHAIRMAN:

ARE THERE ANY QUESTIONS?

 THE MEETING WILL NOW VOTE ON THE PROPOSAL.

 THOSE IN FAVOR SAY "AYE."

PROXY AGENTS 1&2
AND SECRETARY:

AYE.

CHAIRMAN:

THOSE OPPOSED SAY "NO."

 WILL THE SECRETARY PLEASE REPORT ON THE RESULTS OF THE VOTING?

SECRETARY:

THE FOLLOWING PERCENTAGE VOTES WERE RECORDED ON ITEM FIVE:

 SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
 FOR: 92.54%
 AGAINST: 04.50%
 ABSTAIN: 02.96%

CHAIRMAN:

I DECLARE THAT THIS PROPOSAL HAS BEEN APPROVED.

ITEM 6 - TO ELIMINATE SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND'S FUNDAMENTAL 80% INVESTMENT POLICY AND ADOPT A COMPARABLE
NON-FUNDAMENTAL POLICY.

CHAIRMAN:

THE SIXTH ITEM OF BUSINESS IS TO ELIMINATE SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND'S FUNDAMENTAL 80% INVESTMENT POLICY AND ADOPT A COMPARABLE NON-FUNDAMENTAL POLICY THAT USES AN 80% ASSET TEST RATHER THAN AN INCOME TEST. THIS WOULD ALLOW THE TRUSTEES TO MODIFY THE FUND'S 80% POLICY, AS NECESSARY, TO COMPLY WITH THE SEC'S NAME TEST RULE IF AND WHEN IT IS ADOPTED WITHOUT HAVING TO INCUR THE POTENTIAL COSTS AND DELAYS OF CONDUCTING A SHAREHOLDER MEETING.

PROXY AGENT 1:

MR. CHAIRMAN, I MOVE THAT THE PROPOSAL TO ELIMINATE SPARTAN
MASSACHUSETTS MUNICIPAL MONEY MARKET FUND'S FUNDAMENTAL 80% INVESTMENT POLICY AND ADOPT A COMPARABLE NON-FUNDAMENTAL POLICY, AS SET FORTH IN THE PROXY STATEMENT, BE APPROVED.

PROXY AGENT 2:

I SECOND THE MOTION.

CHAIRMAN:

ARE THERE ANY QUESTIONS?

 THE MEETING WILL NOW VOTE ON THE PROPOSAL.

 THOSE IN FAVOR SAY "AYE."

PROXY AGENTS 1&2
AND SECRETARY:

AYE.

CHAIRMAN:

THOSE OPPOSED SAY "NO."

 WILL THE SECRETARY PLEASE REPORT ON THE RESULTS OF THE VOTING?

SECRETARY:

MR. CHAIRMAN, THE FOLLOWING PERCENTAGE VOTES WERE RECORDED ON ITEM
SIX:

 SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
 FOR: 91.36%
 AGAINST: 04.74%
 ABSTAIN: 03.90%

CHAIRMAN:

I DECLARE THAT THIS PROPOSAL HAS BEEN APPROVED.

ITEM 7 - TO ELIMINATE FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND'S FUNDAMENTAL 80% INVESTMENT POLICY AND ADOPT A COMPARABLE
NON-FUNDAMENTAL POLICY.

CHAIRMAN:

THE SEVENTH ITEM OF BUSINESS IS TO ELIMINATE FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND'S FUNDAMENTAL 80% INVESTMENT POLICY AND ADOPT A COMPARABLE NON-FUNDAMENTAL POLICY THAT USES AN 80% ASSET TEST RATHER THAN AN INCOME TEST. THIS WOULD ALLOW THE TRUSTEES TO MODIFY THE FUND'S 80% POLICY, AS NECESSARY, TO COMPLY WITH THE SEC'S NAME TEST RULE IF AND WHEN IT IS ADOPTED WITHOUT HAVING TO INCUR THE POTENTIAL COSTS AND DELAYS OF CONDUCTING A SHAREHOLDER MEETING.

PROXY AGENT 1:

MR. CHAIRMAN, I MOVE THAT THE PROPOSAL TO ELIMINATE FIDELITY
MASSACHUSETTS MUNICIPAL MONEY MARKET FUND'S FUNDAMENTAL 80% INVESTMENT POLICY AND ADOPT A COMPARABLE NON-FUNDAMENTAL POLICY, AS SET FORTH IN THE PROXY STATEMENT, BE APPROVED.

PROXY AGENT 2:

I SECOND THE MOTION.

CHAIRMAN:

ARE THERE ANY QUESTIONS?

 THE MEETING WILL NOW VOTE ON THE PROPOSAL.

 THOSE IN FAVOR SAY "AYE."

PROXY AGENTS 1&2
AND SECRETARY:

AYE.

CHAIRMAN:

THOSE OPPOSED SAY "NO."

 WILL THE SECRETARY PLEASE REPORT ON THE RESULTS OF THE VOTING?
SECRETARY: MR. CHAIRMAN, THE FOLLOWING PERCENTAGE VOTES WERE RECORDED ON ITEM SEVEN:

 FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
 FOR: 89.91%
 AGAINST: 05.54%
 ABSTAIN: 04.55%

CHAIRMAN:

I DECLARE THAT THIS PROPOSAL HAS BEEN APPROVED.

ITEM 8 - TO ELIMINATE SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND'S FUNDAMENTAL 80% INVESTMENT POLICY AND ADOPT A COMPARABLE
NON-FUNDAMENTAL POLICY.

CHAIRMAN:

THE EIGHTH ITEM OF BUSINESS IS TO ELIMINATE SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND'S FUNDAMENTAL 80% INVESTMENT POLICY AND ADOPT A COMPARABLE NON-FUNDAMENTAL POLICY THAT USES AN 80% ASSET TEST RATHER THAN AN INCOME TEST. THIS WOULD ALLOW THE TRUSTEES TO MODIFY THE FUND'S 80% POLICY, AS NECESSARY, TO COMPLY WITH THE SEC'S NAME TEST RULE IF AND WHEN IT IS ADOPTED WITHOUT HAVING TO INCUR THE POTENTIAL COSTS AND DELAYS OF CONDUCTING A SHAREHOLDER MEETING.

PROXY AGENT 1:

MR. CHAIRMAN, I MOVE THAT THE PROPOSAL TO ELIMINATE SPARTAN
MASSACHUSETTS MUNICIPAL INCOME FUND'S FUNDAMENTAL 80% INVESTMENT
POLICY AND ADOPT A COMPARABLE NON-FUNDAMENTAL POLICY, AS SET FORTH IN THE PROXY STATEMENT, BE APPROVED.

PROXY AGENT 2:

I SECOND THE MOTION.

CHAIRMAN:

ARE THERE ANY QUESTIONS?

 THE MEETING WILL NOW VOTE ON THE PROPOSAL.

 THOSE IN FAVOR SAY "AYE."

PROXY AGENTS 1&2
AND SECRETARY:

AYE.

CHAIRMAN:

THOSE OPPOSED SAY "NO."

 WILL THE SECRETARY PLEASE REPORT ON THE RESULTS OF THE VOTING?

SECRETARY:

MR. CHAIRMAN, THE FOLLOWING PERCENTAGE VOTES WERE RECORDED ON ITEM
EIGHT:

 SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND
 FOR: 87.79%
 AGAINST: 06.55%
 ABSTAIN: 05.66%

CHAIRMAN:

I DECLARE THAT THIS PROPOSAL HAS BEEN APPROVED.

ITEM 9 - TO MODIFY SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND'S
FUNDAMENTAL INVESTMENT OBJECTIVE.

CHAIRMAN:

THE NINTH ITEM OF BUSINESS IS TO MODIFY SPARTAN MASSACHUSETTS
MUNICIPAL INCOME FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE TO ALLOW THE FUND TO MORE CLEARLY COMMUNICATE ITS INVESTMENT OBJECTIVE BY
STANDARDIZING ITS INVESTMENT DISCLOSURE IN A MANNER CONSISTENT WITH OTHER FIDELITY FUNDS WITH SIMILAR INVESTMENT DISCIPLINES.

PROXY AGENT 1:

MR. CHAIRMAN, I MOVE THAT THE PROPOSAL TO MODIFY SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE, AS SET FORTH IN THE PROXY STATEMENT, BE APPROVED.

PROXY AGENT 2:

I SECOND THE MOTION.

CHAIRMAN:

ARE THERE ANY QUESTIONS?

 THE MEETING WILL NOW VOTE ON THE PROPOSAL.

 THOSE IN FAVOR SAY "AYE."

PROXY AGENTS 1&2
AND SECRETARY:

AYE.

CHAIRMAN:

THOSE OPPOSED SAY "NO."

 WILL THE SECRETARY PLEASE REPORT ON THE RESULTS OF THE VOTING?

SECRETARY:

MR. CHAIRMAN, THE FOLLOWING PERCENTAGE VOTES WERE RECORDED ON ITEM
NINE:

 SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND
 FOR: 87.64%
 AGAINST: 06.55%
 ABSTAIN: 05.81%

CHAIRMAN:

I DECLARE THAT THIS PROPOSAL HAS BEEN APPROVED.

ITEM 10 - TO ELIMINATE CERTAIN OF SPARTAN MASSACHUSETTS MUNICIPAL
INCOME FUND'S FUNDAMENTAL POLICIES.

CHAIRMAN:

THE TENTH ITEM OF BUSINESS IS TO ELIMINATE CERTAIN OF SPARTAN
MASSACHUSETTS MUNICIPAL INCOME FUND'S FUNDAMENTAL INVESTMENT POLICIES TO ALLOW THE FUND TO MORE CLEARLY COMMUNICATE ITS INVESTMENT
STRATEGIES BY STANDARDIZING ITS INVESTMENT DISCLOSURE IN A MANNER
CONSISTENT WITH OTHER FIDELITY FUNDS WITH SIMILAR INVESTMENT
DISCIPLINES.

PROXY AGENT 1:

MR. CHAIRMAN, I MOVE THAT THE PROPOSAL TO ELIMINATE CERTAIN OF SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND'S FUNDAMENTAL INVESTMENT POLICIES, AS SET FORTH IN THE PROXY STATEMENT, BE APPROVED.

PROXY AGENT 2:

I SECOND THE MOTION.

CHAIRMAN:

ARE THERE ANY QUESTIONS?

 THE MEETING WILL NOW VOTE ON THE PROPOSAL.

 THOSE IN FAVOR SAY "AYE."

PROXY AGENTS 1&2
AND SECRETARY:

AYE.

CHAIRMAN:

THOSE OPPOSED SAY "NO."

 WILL THE SECRETARY PLEASE REPORT ON THE RESULTS OF THE VOTING?

SECRETARY:

MR. CHAIRMAN, THE FOLLOWING PERCENTAGE VOTES WERE RECORDED ON ITEM
TEN:

 SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND
 FOR: 86.61%
 AGAINST: 07.33%
 ABSTAIN: 06.06%

CHAIRMAN:

I DECLARE THAT THIS PROPOSAL HAS BEEN APPROVED.

ITEM 11 - TO ELIMINATE SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND'S FUNDAMENTAL 20% INVESTMENT POLICY.

CHAIRMAN:

THE ELEVENTH AND FINAL ITEM OF BUSINESS IS TO ELIMINATE SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND'S FUNDAMENTAL 20% INVESTMENT POLICY. ELIMINATING THIS POLICY WILL ALLOW THE FUND TO STANDARDIZE ITS INVESTMENT POLICIES IN A MANNER CONSISTENT WITH OTHER FIDELITY STATE MUNICIPAL BOND FUNDS.

PROXY AGENT 1:

MR. CHAIRMAN, I MOVE THAT THE PROPOSAL TO ELIMINATE SPARTAN
MASSACHUSETTS MUNICIPAL INCOME FUND'S FUNDAMENTAL 20% INVESTMENT
POLICY, AS SET FORTH IN THE PROXY STATEMENT, BE APPROVED.

PROXY AGENT 2:

I SECOND THE MOTION.

CHAIRMAN:

ARE THERE ANY QUESTIONS?

 THE MEETING WILL NOW VOTE ON THE PROPOSAL.

 THOSE IN FAVOR SAY "AYE."

PROXY AGENTS 1&2
AND SECRETARY:

AYE.

CHAIRMAN:

THOSE OPPOSED SAY "NO."

 WILL THE SECRETARY PLEASE REPORT ON THE RESULTS OF THE VOTING?

SECRETARY:

MR. CHAIRMAN, THE FOLLOWING PERCENTAGE VOTES WERE RECORDED ON ITEM
ELEVEN:

 SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND
 FOR: 86.58%
 AGAINST: 07.26%
 ABSTAIN: 06.16%

CHAIRMAN:

I DECLARE THAT THIS PROPOSAL HAS BEEN APPROVED.

 THIS CONCLUDES THE FORMAL BUSINESS OF THE MEETING.

 I WILL ENTERTAIN A MOTION THAT THE MEETING BE ADJOURNED.

PROXY AGENT 1:

SO MOVED.

PROXY AGENT 2:

SECONDED.

CHAIRMAN:

THOSE IN FAVOR SAY "AYE."

PROXY AGENTS 1&2
AND SECRETARY:

AYE.

CHAIRMAN:

THOSE OPPOSED SAY "NO."

 THE MEETING IS ADJOURNED.